SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 9, 2006

ASPEN TECHNOLOGY, INC.

(Exact name of registrant as specified in charter)

Delaware	0-24786	04-2739697
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

Ten Canal Park, Cambridge, Massachusetts	02141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (617) 949-1000

(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition

        On May 9, 2006, we issued a press release announcing our financial results for our fiscal quarter ended March 31, 2006, the third fiscal quarter of our fiscal year ending June 30, 2006. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

        The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

        (c) Exhibits

        Press release issued by Aspen Technology, Inc. on May 9, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2006	ASPEN TECHNOLOGY, INC.

	By:	/s/ CHARLES F. KANE
Charles F. Kane Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Aspen Technology, Inc. on May 9, 2006.